UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 18, 2024

Mobileye Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

c/o Mobileye B.V.

Har Hotzvim, 1 Shlomo Momo HaLevi Street

Jerusalem 9777015, Israel

(Address of principal executive offices and zip code)

+972-2-541-7333

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Mobileye Global Inc. (the “Company”) held its annual meeting of stockholders via virtual webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”). A total of 80,901,438 shares of the Company’s Class A common stock and 711,500,000 shares of the Company’s Class B common stock were present or represented by proxy at the Annual Meeting, representing 99.8% of the combined voting power of the shares of Class A common stock and Class B common stock (voting together as a class) outstanding as of the close of business on April 15, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting. Holders of shares of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on the record date, and holders of shares of the Company’s Class B common stock were entitled to ten votes for each share held as of the record date.

The following are the voting results on the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

Proposal 1. Election of Directors – All Directors Elected

Nominee	For	Withhold	Broker Non-Votes
Amnon Shashua	7,163,359,846	21,852,495	10,689,097
Patrick P. Gelsinger	7,161,871,125	23,341,216	10,689,097
Eyal Desheh	7,181,630,370	3,581,971	10,689,097
Claire C. McCaskill	7,160,697,383	24,514,958	10,689,097
Christine Pambianchi	7,156,916,085	28,296,256	10,689,097
Frank D. Yeary	7,181,649,829	3,562,512	10,689,097
Saf Yeboah-Amankwah	7,146,908,813	38,303,528	10,689,097
Christoph Schell	7,162,259,668	22,952,673	10,689,097

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm – Approved

For	Against	Abstain	Broker Non-Votes
7,195,624,497	104,816	172,125	-

Proposal 3. Advisory Vote to on Executive Compensation – Approved

For	Against	Abstain	Broker Non-Votes
7,156,443,435	28,706,471	62,435	10,689,097

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mobileye Global Inc.

Date: June 18, 2024	By:	/s/ Professor Amnon Shashua
Professor Amnon Shashua
Chief Executive Officer